                                                                  EXHIBIT 99.332

Rich Miller
07/25/97 05:01 PM

To:  Sarah Leedy/ISO@ISO
cc:
Subject:


                                  [ATTACHMENT]

Here's the latest...

                            SETTLEMENT CHARGE MATRIX

                                                            Total No. of Charges
                                                                   IN SCOPE = 31
                                                               OUT OF SCOPE = 12

                                                                         INPUTS
                                       ------------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Day-Ahead A/S Capacity Reservation Settlements (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
   1     0001   Spinning Reserve       Spinning Reserve       MW / trading       Zonal Spinning        $/MW
                due SC                 Accepted Bid Quantity  interval           Reserve Capacity
                                       [per SC, per location]                    Market Clearing
                                                                                 Price for Trading
                                                                                 Interval

   2     0101   Spinning Reserve       Non Self-Provided      MW / trading       Zonal Spinning        $/MW
                due ISO                Spinning Reserve       interval           Reserve Capacity
                                       Requirement [per SC,                      Market Clearing
                                       per zone]                                 Price for Trading
                                                                                 Interval

   3     0002   Non-Spinning           Non-Spinning Reserve   MW / trading       Zonal Non-Spinning    $/MW
                Reserve                Accepted Bid Quantity  interval           Reserve Capacity
                due SC                 [per SC, per location]                    Market Clearing
                                                                                 Price for Trading
                                                                                 Interval

   4     0102   Non-Spinning           Non Self-Provided      MW / trading       Zonal Non-Spinning    $/MW
                Reserve                Non-Spinning Reserve   interval           Reserve Capacity
                due ISO                Requirement  [per SC,                     Market Clearing
                                       per zone]                                 Price for Trading
                                                                                 Interval

   5     0003   AGC/Regulation         AGC/Regulation         MW / trading       Zonal AGC/Regulation  $/MW
                due SC                 Accepted Bid           interval           Capacity Market
                                       Quantity  [per SC,                        Clearing Price for
                                       per location] (Sum of                     Trading Interval
                                       Absolute Positive &
                                       Negative Bid Qty)

   6     0103   AGC/Regulation         Non-Self Provided      MW / trading       Zonal AGC/Regulation  $/MW
                due ISO                AGC/Regulation         interval           Capacity Market
                                       requirement  [per SC,                     Clearing Price for
                                       per zone] (Sum of                         Trading Interval
                                       Absolute Positive &
                                       Negative Bid Qty)


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative     Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
Day-Ahead A/S Capacity Reservation Settlements (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------
   1     0001   Spinning Reserve       SC, Location, Zone,     N/A            A/S Sell Bid Manual
                due SC                 Trading Interval,                                   Work
                                       Capacity (Billable)                                 Around
                                       Quantity, Price,
                                       Amount Due

   2     0101   Spinning Reserve       SC, Zone, Trading       A/S Buy Bid    N/A          Change
                due ISO                Interval, Capacity                                  Request
                                       (Billable) Quantity,
                                       Price, Amount Due


   3     0002   Non-Spinning           SC, Location, Zone,     N/A            A/S Sell Bid Manual
                Reserve                Trading Interval,                                   Work
                due SC                 Capacity (Billable)                                 Around
                                       Quantity, Price,
                                       Amount Due

   4     0102   Non-Spinning           SC, Zone, Trading       A/S Buy Bid    N/A          Change
                Reserve                Interval, Capacity                                  Request
                due ISO                (Billable) Quantity,
                                       Price, Amount Due


   5     0003   AGC/Regulation         SC, Location, Zone,     N/A            A/S Sell Bid Manual
                due SC                 Trading Interval,                                   Work
                                       Capacity (Billable)                                 Around
                                       Quantity, Price,
                                       Amount Due


   6     0103   AGC/Regulation         SC, Zone, Trading       A/S Buy Bid    N/A          Change
                due ISO                Interval, Capacity                                  Request
                                       (Billable) Quantity,
                                       Price, Amount Due




                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
Day-Ahead A/S Capacity Reservation Settlements (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
   1     0001   Spinning Reserve       During Phase I, those SCs that use generation/load           Daily           2
                due SC                 units within the FERC jurisdictional area must refund
                                       the ISO the difference in settlements using (MCP - bid
                                       price). ISO must use Manual Line Item Entries to
                                       capture these refund amounts.

   2     0101   Spinning Reserve       Price = average MCP = {(SIGMA) [(MCP * Billable              Daily           1
                due ISO                Quantity(Non-FERC)) + (Bid Price * Billable
                                       Quantity(FERC)]} / (SIGMA) (Billable Quantity(FERC)) +
                                       Billable Quantity(Non-FERC))


   3     0002   Non-Spinning           During Phase I, those SCs that use generation/load           Daily           2
                Reserve                units within the FERC jurisdictional area must refund
                due SC                 the ISO the difference in settlements using (MCP - bid
                                       price). ISO must use Manual Line Item Entries to
                                       capture these refund amounts.

   4     0102   Non-Spinning           Price = average MCP = {(SIGMA) [(MCP * Billable              Daily           1
                Reserve                Quantity(Non-FERC)) + (Bid Price * Billable
                due ISO                Quantity(FERC))]} / (SIGMA) (Billable Quantity(FERC) +
                                       Billable Quantity(Non-FERC))


   5     0003   AGC/Regulation         During Phase I, those SCs that use generation/load           Daily           2
                due SC                 units within the FERC jurisdictional area must refund
                                       the ISO the difference in settlements using (MCP - bid
                                       price). ISO must use Manual Line Item Entries to
                                       capture these refund amounts.


   6     0103   AGC/Regulation         Price = average MCP = {(SIGMA) [(MCP * Billable              Daily           1
                due ISO                Quantity(Non-FERC)) + (Bid Price * Billable
                                       Quantity(FERC))]} / (SIGMA) (Billable Quantity(FERC) +
                                       Billable Quantity(Non-FERC))



                            SETTLEMENT CHARGE MATRIX


                                                                       INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
   7     0004   Replacement            Replacement Reserve    MW / trading       Zonal Replacement     $/MW
                Reserve                Accepted Bid           interval           Reserve Capacity
                due SC                 Quantity  [per SC,                        Market Clearing
                                       per location]                             Price for Trading
                                                                                 Interval


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative   Status
 ---     ----   ----------------       -------------------      --------      -------- ----------
   7     0004   Replacement            SC, Location, Zone,     N/A         A/S Sell Bid Final
                Reserve                Trading Interval,
                due SC                 Capacity (Billable)
                                       Quantity, Price,


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
   7     0004   Replacement                                                                        Daily           2
                Reserve
                due SC

                            SETTLEMENT CHARGE MATRIX

                                                                          INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Day-Ahead Zonal Congestion Settlements (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
   8     0203   Day-Ahead Inter-Zonal  SC Scheduled Energy    MWh / trading      Zonal MCP (Reference  $/MWh
                Congestion Settlement  Quantity [per SC]      interval           Price, (lambda))
                                       (Sum of Net Import
                                       into the Zone) = (L -
                                       G + Transfer)

   9     0204   Day-Ahead Inter-Zonal  TO Percentage          MW / trading       Day-Ahead Congestion  $/MW
                Congestion Refund due  Ownership on           interval           Price of the
                TO                     Interface X Interface                     intertie location
                                       Loading [per SC, per                      (Shadow Price, (mu))
                                       Intertie Location]


  10     0201   Day-Ahead Intra-Zonal  Accepted Day-Ahead     MWh / trading      Bid Price             $/MWh
                Congestion Incs/Decs   Incremental /          interval
                Settlement             Decremental Bid
                                       Quantity


  11     0202   Day-Ahead Intra-Zonal  Sum of SC Scheduled    MWh / trading      Intra-Zonal           $/MWh
                Congestion             Load & Export for      interval           Congestion Charge
                Charge/Refund (DA      Zone for Trading                          Price = Sum All SC's
                Grid Operations        Interval                                  Day-Ahead
                Charge)                                                          Intra-Zonal
                                                                                 Congestion
                                                                                 Settlements
                                                                                 (inc/decs) for Zone
                                                                                 for Trading Interval
                                                                                 / Total MW Load +
                                                                                 Exports Energy in
                                                                                 the Zone for Trading
                                                                                 Interval


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
Day-Ahead Zonal Congestion Settlements (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------
   8     0203   Day-Ahead Inter-Zonal  SC, Zone, Trading       SC's MW flow   SC's MW      Need to
                Congestion Settlement  Interval, Billable      is in the      flow         confirm
                                       Quantity, Price,        direction of   relieves     with SI/SA
                                       Amount Due              the congestion congestion


   9     0204   Day-Ahead Inter-Zonal  SC, Intertie Location,  N/A            ISO revenue    Final
                Congestion Refund due  TO % Ownership,                        from
                TO                     Loading, Trading                       Day-Ahead
                                       Interval, Billable                     Inter-zonal
                                       Quantity, Price,                       Congestion
                                       Amount Due                             Settlement

  10     0201   Day-Ahead Intra-Zonal  SC, Location, Zone,     Dec Bid        Inc Bid        Final
                Congestion Incs/Decs   Bid Id, Inc/Dec Type,
                Settlement             Trading Interval,
                                       Billable Quantity,
                                       Price, Amount Due

  11     0202   Day-Ahead Intra-Zonal  SC, Zone, Trading       Inc            Inc          Change
                Congestion             Interval, Total         Settlements +  Settlements   Request
                Charge/Refund (DA      Congestion Management   Dec            + Dec
                Grid Operations        Settlements for         Settlements    Settlements
                Charge)                Trading Interval,       is negative =  is positive
                                       Total MW Scheduled      ISO Cost       = ISO
                                       Energy for Zone (Total  which must be  revenues
                                       Load & Exports), Sum    collected      which must
                                       SC Day-Ahead Scheduled                 be
                                       Load & Export for Zone                 distributed
                                       (Billable Quantity),
                                       Price, Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
Day-Ahead Zonal Congestion Settlements (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
   8     0203   Day-Ahead Inter-Zonal  Billable Quantity = (Sum of Net Import into the Zone) =      Daily           3
                Congestion Settlement  (L - G + Transfer).  Assume SI/SA will provide BQ because the "transfer" information is not available in
                                       Settlements.            ACTION:  Users to follow up
                                                                        with SI/SA to ensure
                                                                        BQ is provided.

   9     0204   Day-Ahead Inter-Zonal  ACTION:  Users need to follow up with SI/SA to ensure        Daily          18
                Congestion Refund due  that the proper "loading" (NOT "rating") information is
                TO                     passed to Settlements.




  10     0201   Day-Ahead Intra-Zonal  No production data will be available in Phase I.             Daily           4
                Congestion Incs/Decs
                Settlement



  11     0202   Day-Ahead Intra-Zonal  CHANGE REQUEST:  Replace "Export" with "Generation".         Daily           5
                Congestion
                Charge/Refund (DA
                Grid Operations
                Charge)



                           [INTENTIONALLY LEFT BLANK]

                            SETTLEMENT CHARGE MATRIX

                                                                          INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Hour-Ahead A/S Capacity Reservation Settlements (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
  12     0051   Spinning Reserve       Hour-Ahead additional  MW / trading       Zonal Spinning        $/MW
                due SC                 Spinning Reserve       interval           Reserve Capacity
                                       accepted bid                              Market Clearing
                                       quantity  [per SC,                        Price for Trading
                                       per location]                             Interval


  13     0151   Spinning Reserve       Hour-Ahead additional  MW / trading       Zonal Spinning        $/MW
                due ISO                Non-Self Provided      interval           Reserve Capacity
                                       Spinning Reserve                          Market Clearing
                                       requirement  [per SC,                     Price for Trading
                                       per zone]                                 Interval


  14     0052   Non-Spinning           Hour-Ahead additional  MW / trading       Zonal Non-Spinning    $/MW
                Reserve                Non-Spinning Reserve   interval           Reserve Capacity
                due SC                 accepted bid                              Market Clearing
                                       quantity  [per SC,                        Price for Trading
                                       per location]                             Interval


  15     0152   Non-Spinning           Hour-Ahead additional  MW / trading       Zonal Non-Spinning    $/MW
                Reserve                Non-Self Provided      interval           Reserve Capacity
                due ISO                Non-Spinning Reserve                      Market Clearing
                                       requirement  [per SC,                     Price for Trading
                                       per zone]                                 Interval


  16     0053   AGC/Regulation         Hour-Ahead additional  MW / trading       Zonal Regulating      $/MW
                Reserve                AGC/Regulation         interval           Reserve Capacity
                due SC                 accepted bid                              Market Clearing
                                       quantity  [per SC,                        Price for Trading
                                       per location] (Sum of                     Interval
                                       Absolute Positive &
                                       Negative Bid Qty)

  17     0153   AGC/Regulation         Hour-Ahead Non-Self    MW / trading       Zonal Regulating      $/MW
                Reserve                Provided additional    interval           Reserve Capacity
                due ISO                AGC/Regulation                            Market Clearing
                                       requirement [per SC,                      Price for Trading
                                       per zone]                                 Interval



                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
Hour-Ahead A/S Capacity Reservation Settlements (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------
  12     0051   Spinning Reserve       SC, Location, Zone,     N/A            A/S Sell Bid   Manual
                due SC                 Trading Interval,                                      Work
                                       Day-Ahead Quantity,                                   Around
                                       Hour-Ahead Quantity,
                                       Billable Quantity,
                                       Price, Amount Due

  13     0151   Spinning Reserve       SC, Zone, Trading       A/S Buy Bid    N/A           Change
                due ISO                Interval, Day-Ahead                                  Request
                                       Quantity, Hour-Ahead
                                       Quantity, Billable
                                       Quantity, Price,
                                       Amount Due

  14     0052   Non-Spinning           SC, Location, Zone,     N/A            A/S Sell Bid  Manual
                Reserve                Trading Interval,                                     Work
                due SC                 Day-Ahead Quantity,                                  Around
                                       Hour-Ahead Quantity,
                                       Billable Quantity,
                                       Price, Amount Due

  15     0152   Non-Spinning           SC, Zone, Trading       A/S Buy Bid    N/A           Change
                Reserve                Interval, Day-Ahead                                  Request
                due ISO                Quantity, Hour-Ahead
                                       Quantity, Billable
                                       Quantity, Price,
                                       Amount Due

  16     0053   AGC/Regulation         SC, Location, Zone,     N/A            A/S Sell Bid  Manual
                Reserve                Trading Interval,                                     Work
                due SC                 Day-Ahead Quantity,                                  Around
                                       Hour-Ahead Quantity,
                                       Billable Quantity,
                                       Price, Amount Due


  17     0153   AGC/Regulation         SC, Zone, Trading       A/S Buy Bid    N/A           Change
                Reserve                Interval, Day-Ahead                                  Request
                due ISO                Quantity, Hour-Ahead
                                       Quantity, Billable
                                       Quantity, Price,
                                       Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
Hour-Ahead A/S Capacity Reservation Settlements (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
  12     0051   Spinning Reserve       During Phase I, those SCs that use generation/load           Daily           6
                due SC                 units within the FERC jurisdictional area must refund
                                       the ISO the difference in settlements using (MCP - bid
                                       price). ISO must use Manual Line Item Entries to
                                       capture these refund amounts.


  13     0151   Spinning Reserve       Price = average MCP = {(SIGMA) [(MCP * Billable              Daily           7
                due ISO                Quantity(Non-FERC)) + (Bid Price * Billable
                                       Quantity(FERC))]} / (SIGMA) (Billable Quantity(FERC) +
                                       Billable Quantity(Non-FERC))



  14     0052   Non-Spinning           During Phase I, those SCs that use generation/load           Daily           6
                Reserve                units within the FERC jurisdictional area must refund
                due SC                 the ISO the difference in settlements using (MCP - bid
                                       price). ISO must use Manual Line Item Entries to
                                       capture these refund amounts.


  15     0152   Non-Spinning           Price = average MCP = {(SIGMA) [(MCP * Billable              Daily           7
                Reserve                Quantity(Non-FERC)) + (Bid Price * Billable
                due ISO                Quantity(FERC))]} / (SIGMA) (Billable Quantity(FERC) +
                                       Billable Quantity(Non-FERC))



  16     0053   AGC/Regulation         During Phase I, those SCs that use generation/load           Daily           6
                Reserve                units within the FERC jurisdictional area must refund
                due SC                 the ISO the difference in settlements using (MCP - bid
                                       price). ISO must use Manual Line Item Entries to
                                       capture these refund amounts.



  17     0153   AGC/Regulation         Price = average MCP = {(SIGMA) [(MCP * Billable              Daily           7
                Reserve                Quantity(Non-FERC)) + (Bid Price * Billable
                due ISO                Quantity(FERC))]} / (SIGMA) (Billable Quantity(FERC) +
                                       Billable Quantity(Non-FERC))

                            SETTLEMENT CHARGE MATRIX

                                                                      INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
  18     0054   Replacement            Hour-Ahead additional  MW / trading       Zonal Replacement     $/MW
                Reserve                Replacement Reserve    interval           Reserve Capacity
                due SC                 accepted Bid Quantity                     Market Clearing
                                       [per SC, per location]                    Price for Trading
                                                                                 Interval


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative        Status
 ---     ----   ----------------       -------------------      --------      --------      ----------
  18     0054   Replacement            SC, Location, Zone,     N/A            A/S Sell Bid   Final
                Reserve                Trading Interval,
                due SC                 Day-Ahead Quantity,
                                       Hour-Ahead Quantity,
                                       Billable Quantity,
                                       Price, Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
  18     0054   Replacement                                                                        Daily           6
                Reserve
                due SC

                            SETTLEMENT CHARGE MATRIX

                                                                      INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Hour-Ahead Zonal Congestion Settlements (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
  19     0253   Hour-Ahead             Hour-Ahead revised     MWh / trading      Zonal MCP (Reference  $/MWh
                Inter-Zonal Congestion scheduled Quantity     interval           Price, (lambda))
                                       minus Day-Ahead
                                       scheduled quantity
                                       [per SC] (Sum of Net
                                       Import into the
                                       Zone)  = (L - G +
                                       Transfer)

  20     0254   Hour-Ahead             TO Percentage          MW / trading       Hour-Ahead            $/MW
                Inter-Zonal            Ownership on           interval           Congestion Price of
                Congestion Refund due  Interface X Interface                     the intertie
                TO                     Capacity Loading                          location (Shadow
                                       Deviation [per SC,                        Price, (mu))
                                       per Intertie Location]

  21     0251   Hour-Ahead             Accepted Revised       MWh / trading      Bid Price             $/MWh
                Intra-Zonal            Hour-Ahead             interval
                Congestion Incs/Decs   Incremental/Decremental
                Settlement             Bid Quantity


  22     0252   Hour-Ahead             Absolute difference    MWh / trading      Intra-Zonal           $/MWh
                Intra-Zonal            between [(the Sum of   interval           Congestion Charge
                Congestion             Hour-Ahead Scheduled                      Price = Sum All SC's
                Charge/Refund          Load & Export) minus                      Hour-Ahead
                (HA Grid Operations    (the sum of Day-Ahead                     Intra-Zonal
                Charge)                Scheduled Load &                          Congestion Incs/Decs
                                       Export)], [Out of                         Settlements for Zone
                                       scope: (|G(ha) - G(da)| +                 for Trading Interval
                                       |Lha - L(da)|)]                           /  The Sum of all
                                                                                 SC's billable
                                                                                 quantity (absolute
                                                                                 differences)



                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
Hour-Ahead Zonal Congestion Settlements (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------

  19     0253   Hour-Ahead             SC, Zone, Trading       SC's MW flow   SC's MW      Need to
                Inter-Zonal Congestion Interval, Hour Ahead    is in the      flow         confirm
                                       Quantity, Day Ahead     direction of   relieves     with SI/SA
                                       Quantity, Billable      the congestion congestion
                                       Quantity, Price,
                                       Amount Due



  20     0254   Hour-Ahead             SC, Intertie Location,  N/A            ISO revenue    Final
                Inter-Zonal            TO % Ownership, DA                     to be
                Congestion Refund due  Loading, HA Loading,                   refunded
                TO                     Trading Interval,
                                       Billable Quantity,
                                       Price, Amount Due

  21     0251   Hour-Ahead             SC, Location, Zone,     Dec Bid        Inc Bid        Final
                Intra-Zonal            Bid Id, Inc/Dec Type,
                Congestion Incs/Decs   Trading Interval,
                Settlement             Billable Quantity,
                                       Price, Amount Due

  22     0252   Hour-Ahead             SC, Zone, Trading       Inc            Inc          Change
                Intra-Zonal            Interval, DA Load &     Settlements +  Settlements   Request
                Congestion             Exports, HA Load &      Dec            + Dec
                Charge/Refund          Exports, Total          Settlements    Settlements
                (HA Grid Operations    Congestion Management   is negative =  is positive
                Charge)                Settlements for         ISO Cost       = ISO
                                       Trading Interval,       which must be  revenues
                                       Total MW Scheduled      collected      which must
                                       Energy for Zone (Total                 be
                                       Load & Exports),                       distributed
                                       Absolute Difference
                                       Quantity (Billable
                                       Quantity), Price,
                                       Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
Hour-Ahead Zonal Congestion Settlements (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
  19     0253   Hour-Ahead             Billable Quantity = (Sum of Net Import into the Zone) =      Daily           8
                Inter-Zonal Congestion (L - G + Transfer).  Assume SI/SA will provide Billable
                                       Quantity because the "transfer" information is not
                                       available in Settlements.





  20     0254   Hour-Ahead             ACTION:  Users need to follow up with SI/SA to ensure        Daily          19
                Inter-Zonal            that the proper "loading" (NOT "rating") information is
                Congestion Refund due  passed to Settlements.
                TO



  21     0251   Hour-Ahead             No production data will be available in Phase I.             Daily           4
                Intra-Zonal
                Congestion Incs/Decs
                Settlement


  22     0252   Hour-Ahead             CHANGE REQUEST:  Replace "Export" with "Generation".         Daily          10
                Intra-Zonal
                Congestion
                Charge/Refund
                (HA Grid Operations
                Charge)

                            SETTLEMENT CHARGE MATRIX

                                                                          INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Ex-Post A/S Energy Settlements (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
  23     0301   A/S Energy And         Ex-Post A/S (Bid in    MWh / trading      Ex-Post (ISO          $/MWh
                Supplemental Energy    and self provided)     interval           Imbalance) Zonal
                due SC                 Energy and                                Market Clearing Price
                                       Supplemental Energy
                                       Quantity [per SC, per
                                       location]

  24     0302   Supplemental Reactive  Ex-Post Supplemental   MWh / trading      MAX[0, (Ex-Post       $/MWh
                Power        due SC    Reactive Power called  interval           Zonal Price -
                                       upon Quantity                             Adjustment Bid
                                                                                 Price)]



  25     0353   Contracted Black       Ex-Post Black Start    MWh / trading      Black Start Contract  $/MWh
                Start due SC           called upon Quantity   interval           Energy Price



  26     0304   Replacement Reserve    R.R.undispatched       MW / trading       R.R. Day-Ahead        $/MW
                due ISO (Undispatched)                        interval           Market Clearing
                                                                                 Price (OUT OF
                                                                                 SCOPE:  Zonal
                                                                                 Replacement Reserve
                                                                                 Capacity MCP for
                                                                                 trading interval)




                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
Ex-Post A/S Energy Settlements (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------
  23     0301   A/S Energy And         SC, Zone, Location,     N/A            A/S Sell Bid   Issue
                Supplemental Energy    Trading Interval,
                due SC                 Energy (Billable)
                                       Quantity, Price,
                                       Amount Due


  24     0302   Supplemental Reactive  SC, Zone, Location,     N/A            A/S Sell Bid   Final
                Power        due SC    Trading Interval,
                                       Adjustment Bid Price,
                                       Energy (Billable)
                                       Quantity, Price,
                                       Amount Due

  25     0353   Contracted Black       SC, Location, Trading   N/A            Short Term     Final
                Start due SC           Interval, Energy                       Contracted
                                       (Billable) Quantity,                   Black Start
                                       Price, Amount Due                      Bid

  26     0304   Replacement Reserve    SC, Trading Interval,   R.R. Buy Bid   N/A            Issue
                due ISO (Undispatched) Zone, Dispatched
                                       Quantity, Total
                                       Quantity Required, SC
                                       NSP Requirement, Total
                                       NSP Requirement,
                                       Energy (Billable)
                                       Quantity, Price,
                                       Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
Ex-Post A/S Energy Settlements (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
  23     0301   A/S Energy And         Price = Ex-post energy price.  AGC/Regulation component      Daily          13
                Supplemental Energy    is included in this calculation; however, data for
                due SC                 AGC/Regulation is not available.




  24     0302   Supplemental Reactive                                                               Daily          15
                Power        due SC





  25     0353   Contracted Black                                                                    Daily          14
                Start due SC


  26     0304   Replacement Reserve    Issue:  Change in price calculation.                         Daily
                due ISO (Undispatched)

R.R.(undispatched) = Undispatched Qty * R.R. Day-Ahead MCP *

                  [SC scheduled nonself provided Replacement Reserve Requirement / Total SC scheduled non-self provided Replacement Reserve Requirement]

                            SETTLEMENT CHARGE MATRIX

                                                                          INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
  27     0303   Replacement Reserve    R.R.(dispatched)       MW / trading       R.R. Day-Ahead        $/MW
                due ISO (Dispatched)                          interval           Market Clearing
                                                                                 Price (OUT OF
                                                                                 SCOPE:  Zonal
                                                                                 Replacement Reserve
                                                                                 Capacity MCP for
                                                                                 trading interval)





                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative        Status
 ---     ----   ----------------       -------------------      --------      --------      ----------
  27     0303   Replacement Reserve    SC, Trading Interval,   R.R. Buy Bid   N/A            Issue
                due ISO (Dispatched)   Zone, Dispatched
                                       Quantity, Imbalance
                                       Quantity, SC NSP
                                       Requirement, Total NSP
                                       Requirement, Total
                                       Allocation Quantity,
                                       Energy (Billable)
                                       Quantity, Price,
                                       Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------       -------------------------------------------------------     ---------      ------
  27     0303   Replacement Reserve    Issue:  Change in price calculation.                        Daily
                due ISO (Dispatched)

R.R.(dispatched) = Dispatched Qty * R.R. Day-Ahead MCP *

                   {SC[MAX(0,imbalance)] * [SC Non-Self Provided Replacement Reserve Req/ (SIGMA) (SC Non-Self Provided Replacement Reserve Req)] / (SIGMA)[Total SC[MAX(0,imbalance)] * (SC Non-Self Provided Req/(SIGMA)(SC Non Self Provided Replacement Res. Req))]}

                            SETTLEMENT CHARGE MATRIX

                                                                      INPUTS
                                       --------------------------------------------------------------------
 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
  28     0351   Monthly Grid           SC Measured Energy in  MWh / month        ISO Administrative    $/MWh
                Management Charge due  the Control Area for                      Charge Price
                ISO                    the
                                       Month
                                       (Load + Exports)

---------------------------------------------------------------------------------------------------------------
Wheeling [Amount Due = Billable Quantity *Price]
---------------------------------------------------------------------------------------------------------------


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------
  28     0351   Monthly Grid           SC, Date (Last Date in  ISO Costs to   ISO revenue  Change
                Management Charge due  Month), SC Load &       be collected   to be         Request
                ISO                    Export MW in Control                   refunded
                                       Area (Billable
                                       Quantity), Price,
                                       Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
  28     0351   Monthly Grid           CHANGE REQUEST:  Replace "Export" with "Generation".        Monthly         11
                Management Charge due
                ISO


 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Wheeling (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
  29     0352   Wheeling Out /         Final Accepted         MW / trading       TO Tariff at Exit     $/MW
                Wheeling Through due   Wheeling Scheduled     interval           Point or TO Weighted
                ISO                    Quantity at the Exit                      Tariff Rate at the
                                       Point                                     Point (Multiple
                                                                                 Owners)

---------------------------------------------------------------------------------------------------------------
Per Unit Charges [Amount Due = Billable Quantity *Price]
---------------------------------------------------------------------------------------------------------------


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------
  29     0352   Wheeling Out /         SC, Location, Trading   SC usage of    N/A           Final
                Wheeling Through due   Interval, Billable      TOs'
                ISO                    Quantity, Price,        transmiss'n
                                       Amount Due              line


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
  29     0352   Wheeling Out /                                                                      Daily          16
                Wheeling Through due
                ISO





 REF      ID       Charge Name         Billable Quantity         Units                 Price          Units
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
Per Unit Charges (Amount Due = Billable Quantity * Price)
---------------------------------------------------------------------------------------------------------------
  30    1000 -  Per Unit Charges       SC Energy Quantity     MW or MWh/         Per Unit Price =      $/MW
        1999    (Include Supplemental  for the [Control       trading interval   Total Amount / Total
                Reactive Power &       Area, Zone or UDC                         MW in the [Control
                Contracted Black       Territory]                                Area, Zone or UDC
                Start)                                                           Territory] (Control
                                                                                 Area for Black
                                                                                 Start, Zone for
                                                                                 Suppl. Reactive
                                                                                 Energy)


                                                                Due ISO       Due SC
 REF      ID       Charge Name               OUTPUTS            Positive      Negative       Status
 ---     ----   ----------------       -------------------      --------      --------     ----------
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
-----------------------------------------------------------------------------------------------------
  30    1000 -  Per Unit Charges       SC, Per Unit Charge     ISO costs to   ISO revenue    Final
        1999    (Include Supplemental  ID, Charge Date, Total  be collected   to be
                Reactive Power &       [Control Area, Zone or                 refunded
                Contracted Black       UDC Territory]
                Start)                 Quantity, Total Cost,
                                       Billable Quantity,
                                       Price, Amount Due


                                                                                                   Batch Job       Data
 REF      ID       Charge Name                                Comments                             Frequency      Window
 ---     ----   ----------------      --------------------------------------------------------     ---------      ------
ISO Administrative Charge (Amount Due = Billable Quantity * Price)
------------------------------------------------------------------------------------------------------------------------
  30    1000 -  Per Unit Charges                                                                    Monthly         17
        1999    (Include Supplemental                                                               (Charge
                Reactive Power &                                                                   calculated
                Contracted Black                                                                  when measmts
                Start)                                                                           are final and
                                                                                                  included in
                                                                                                      next
                                                                                                   available
                                                                                                    prelim.
                                                                                                   statmnt.)

                                                                  EXHIBIT 99.144

                            SETTLEMENT CHARGE MATRIX


                                                                        INPUTS
                                       --------------------------------------------------------------------
 REF      ID       CHARGE NAME         BILLABLE QUANTITY         UNITS                 PRICE          UNITS
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
IMBALANCE SETTLEMENTS (Non Instructed Deviations) (AMOUNT DUE = BILLABLE QUANTITY * PRICE)
------------------------------------------------------------------------------------------------------------
  31     0401   Imbalance Settlement   Generation/Import      MWh / trading      Ex-Post Energy        $/MWh
                                       Deviation Quantity -   interval           Market Clearing
                                       Load/Export Deviation                     Price for the
                                       Quantity + SC                             trading
                                       UFE(logical)                              interval
                                                                                 (Stage 1 & 2 hourly
                                                                                 trading interval)



                                                               DUE ISO       DUE SC
 REF      ID       CHARGE NAME               OUTPUTS           POSITIVE      NEGATIVE       STATUS
 ---     ----   ----------------       -------------------     --------      --------     ----------
IMBALANCE SETTLEMENTS (Non Instructed Deviations) (AMOUNT DUE = BILLABLE QUANTITY * PRICE)
----------------------------------------------------------------------------------------------------
  31     0401   Imbalance Settlement   SC, Zone, Trading       Negative      Positive     Change
                                       Interval,               Imbalance     Imbalance    Request
                                       Generation/Import
                                       Deviation, Load/Export
                                       Deviation, SC UFE,
                                       Imbalance Quantity
                                       (Billable Quantity),
                                       Price, Amount Due



                                                                                                     BATCH JOB       DATA
 REF      ID       CHARGE NAME                                COMMENTS                               FREQUENCY      WINDOW
 ---     ----   ----------------        --------------------------------------------------------     ---------      ------
  31     0401   Imbalance Settlement    CHANGE REQUEST: See clarification in next section:           Daily              12
                                        "Future Enhancements".  (1) Replace "Export" with
                                        "Generation";  (2) Add "Import Deviation" component;
                                        (3) Include Generation term in SC UFElogical
                                        calculation;  (4) Separate this calc. into 4 line items.



GENERATION DEVIATION QUANTITY
(G(s) * GMM(f)) - [(G(a) - G(adj)) * GMM(a) - G(a/s) + Suppl. Energy]
(Clarification: G(adj) includes Inc/Dec from real time congestion, over generation, etc.)
(Clarification: G(a/s) + Suppl. Energy only includes Spin, Non-Spin, Replacement
                Reserve, Black Start, and Supplemental Energy)

SC UFE(LOGICAL)
SC UFE(logical) =   SC UFE(physical) * [SC Load UDC(logical) / Total Load UDC(logical)]
SC UFE(physical) =  [(SC LoadUDC + SC ExportUDC SC {OUT OF SCOPE: Generation UDC}) /
                    (Total LoadUDC + Total ExportUDC {OUT OF SCOPE: Generation UDC})] * UDC UFE(physical)
UDC UFE(physical) = [(ImportsUDC - ExportsUDC) + GenerationUDC] - RTM LoadUDC - CM LoadUDC - Actual Transmission Loss
Actual Transmission Loss = (SIGMA)[Ga * (1 - GMMa)]

LOAD DEVIATION
L(s)  - [(L(a) - L(adj)) - L(a/s + Suppl. Energy)]


(C) COPYRIGHT 1997 ERNST & YOUNG LLP

                            SETTLEMENT CHARGE MATRIX


 REF      ID       CHARGE NAME         BILLABLE QUANTITY         UNITS                 PRICE          UNITS
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
FUTURE ENHANCEMENTS
----------------------------------------------------------------------------------------------------------------------------------
IMBALANCE SETTLEMENTS - REVISED (Non Instructed Deviations)
----------------------------------------------------------------------------------------------------------------------------------
INTERNAL ZONE IMBALANCE ENERGY SETTLEMENT = (GENERATION DEVIATION - LOAD DEVIATION + UFE) * EX-POST ZONAL MCP
----------------------------------------------------------------------------------------------------------------------------------
   1            Generation Deviation   Zonal Generation       MWh / trading      Ex-Post Zonal MCP     $/MWh
                                       Deviation Quantity     interval
                                       [per SC, per Zone]



                                       Generation Deviation Quantity = (Gs  * GMMf) - [(Ga - Gadj) * GMMa - Ga/s + Suppl. Energy]
----------------------------------------------------------------------------------------------------------------------------------
   2            Load Deviation         Load Deviation [per    MWh / trading      Ex-Post Zonal MCP     $/MWh
                                       SC, per UDC, per zone] interval




                                       Load Deviation Quantity = Ls  - [(La - Ladj) - La/s + Suppl. Energy]
----------------------------------------------------------------------------------------------------------------------------------
   3            SC Unaccounted for     UFE Quantity [per SC,  MWh / trading      Ex-Post Zonal MCP     $/MWh
                Energy (UFElogical)    per zone]              interval

                                       SC UFE(logical) =   SC UFE(physical) * [SC Load UDC(logical) / Total Load UDC(logical)]
                                       SC UFE(physical) =  [(SC LoadUDC + SC ExportUDC) / (Total LoadUDC + Total ExportUDC)] * UDC
                                                           UFE(physical)
                                       UDC UFE(physical) = [(ImportsUDC - ExportsUDC) + GenerationUDC] - RTM LoadUDC - CM LoadUDC
                                                           - Actual Transmission Loss
                                       Actual Transmission Loss = (SIGMA)[G(a) * (1 - GMM(a))]
----------------------------------------------------------------------------------------------------------------------------------
EXTERNAL ZONE IMBALANCE ENERGY SETTLEMENT = IMPORT DEVIATION * EXTERNAL ZONAL MCP
----------------------------------------------------------------------------------------------------------------------------------
   4            Import Deviation       Import Deviation       MWh / trading      External Zonal       $/MWh
                                       Quantity [per SC, per  interval           MCP
                                       zone]

                                       Import Deviation Quantity = (I(s) * GMM(f)) - [(I(a) - I(adj)) * GMM(a)]
----------------------------------------------------------------------------------------------------------------------------------


                                                               DUE ISO       DUE SC
 REF      ID       CHARGE NAME               OUTPUTS           POSITIVE      NEGATIVE       STATUS
 ---     ----   ----------------       -------------------     --------      --------     ----------
IMBALANCE SETTLEMENTS - REVISED (NON INSTRUCTED DEVIATIONS)
----------------------------------------------------------------------------------------------------
   1            Generation Deviation   SC, Zone, Trading                                   Change
                                       Interval, Generation                                Request
                                       Deviation (Billable
                                       Quantity), Price,
                                       Amount Due ISO
----------------------------------------------------------------------------------------------------
   2            Load Deviation         SC, Zone, Trading                                   Change
                                       Interval, Load                                      Request
                                       Deviation (Billable
                                       Quantity), Price,
                                       Amount Due
----------------------------------------------------------------------------------------------------
   3            SC Unaccounted for     SC, Zone, Trading
                Energy (UFElogical)    Interval, UFE
                                       (Billable Quantity),
                                       Price, Amount Due
----------------------------------------------------------------------------------------------------
EXTERNAL ZONE IMBALANCE ENERGY SETTLEMENT = IMPORT DEVIATION * EXTERNAL ZONAL MCP
----------------------------------------------------------------------------------------------------
   4            Import Deviation       SC, Zone, Trading
                                       Internal, Import
                                       Deviation (Billable
                                       Quantity), Price
                                       Amount Due
----------------------------------------------------------------------------------------------------


                                                                                                     BATCH JOB       DATA
 REF      ID       CHARGE NAME                                COMMENTS                               FREQUENCY      WINDOW
 ---     ----   ----------------        --------------------------------------------------------     ---------      ------
   1            Generation Deviation    As shown in Charge #31 (Imbalance Settlement), this          Daily
                                        component is not calculated separately.



--------------------------------------------------------------------------------------------------------------------------
   2            Load Deviation         As shown in Charge #31 (Imbalance Settlement), this          Daily
                                       component is not calculated separately.



--------------------------------------------------------------------------------------------------------------------------
   3            SC Unaccounted for     As shown in Charge #31 (Imbalance Settlement), this          Daily
                Energy (UFE(logical))  component is not calculated separately.  Revised
                                       Calculation must change the term "export" to
                                       "generation".  Also, SC UFElogical term must include
                                       the "generation" term.
--------------------------------------------------------------------------------------------------------------------------
   4            Import Deviation       This is a new component in the Imbalance Settlement          Daily
                                       calculation.  (I(s) = I(a))
--------------------------------------------------------------------------------------------------------------------------


(C) COPYRIGHT 1997 ERNST & YOUNG LLP

 REF      ID       CHARGE NAME         BILLABLE QUANTITY         UNITS                 PRICE          UNITS
 ---     ----   ----------------       -------------------    ------------       -----------------    -----
WHEELING
-----------------------------------------------------------------------------------------------------------
   5            Wheeling Charge        Wheeling Charge        MW / trading       TO Tariff Rate at     $/MW
                Refund due TO          Billable Quantity      interval           the Exit Point

-----------------------------------------------------------------------------------------------------------
EX-POST CAPACITY SETTLEMENT
-----------------------------------------------------------------------------------------------------------
   6            Contracted Black       Hour-Ahead Black       MW / trading       Black Start Contract  $/MW
                Start due SC           Start Quantity -       interval           Price
                                       Ex-Post Revised Black
                                       Start Quantity

-----------------------------------------------------------------------------------------------------------
   7            Real-time Intra-Zonal  Real Time Inc/Dec Bid  MWh / trading      Bid Price             $/MWh
                Congestion Inc/Dec     Qty                    interval
                Settlement

-----------------------------------------------------------------------------------------------------------
   8            Real-time Intra-Zonal  Sum of SC Measured     MWh / trading      Intra-Zonal           $/MWh
                Congestion             Load & Generation for  interval           Congestion Charge
                Charge/Refund (Grid    Zone for Trading                          Price = Sum All SC's
                Operations Charge)     Interval                                  Real-time
                                                                                 Intra-Zonal
                                                                                 Congestion
                                                                                 (Incs/Decs)
                                                                                 Settlements for Zone
                                                                                 for Trading Interval
                                                                                 /  Total Measured MW
                                                                                 Load & Generation
                                                                                 Energy in the Zone
                                                                                 for Trading Interval
-----------------------------------------------------------------------------------------------------------
   9            Day-Ahead Black Start  Black Start Accepted   MW / trading       Black Start Capacity  $ / MW
                due SC                 Bid Quantity [per SC,  interval           MCP for Trading
                                       per Location]                             Interval

-----------------------------------------------------------------------------------------------------------
  10            Day-Ahead Black Start  Black Start            MW / trading       Black Start Capacity  $ / MW
                due ISO                Requirement [per SC,   interval           MCP for Trading
                                       per Total Control                         Interval
                                       Area]
-----------------------------------------------------------------------------------------------------------
  11            Hour-Ahead Black       Black Start            MW / trading       Black Start Capacity  $ / MW
                Start due SC           Additional Accepted    interval           MCP for Trading
                                       Bid Quantity [per SC,                     Interval
                                       per Location]
-----------------------------------------------------------------------------------------------------------
  12            Hour-Ahead Black       Black Start            MW / trading       Black Start Capacity  $ / MW
                Start due ISO          Additional             interval           MCP for Trading
                                       Requirement [per SC,                      Interval
                                       per Total Control
                                       Area]
-----------------------------------------------------------------------------------------------------------



                                                               DUE ISO       DUE SC
 REF      ID       CHARGE NAME               OUTPUTS           POSITIVE      NEGATIVE       STATUS
 ---     ----   ----------------       -------------------     --------      --------     ----------
WHEELING
----------------------------------------------------------------------------------------------------
   5            Wheeling Charge        TO, SC, Location,
                Refund due TO          Billable Quantity,
                                       Price, Amount Due
----------------------------------------------------------------------------------------------------
EX-POST CAPACITY SETTLEMENT            EX-POST CAPACITY SETTLEMENT
----------------------------------------------------------------------------------------------------
   6            Contracted Black       SC, Location,
                Start due SC           Hour-Ahead Quantity,
                                       Ex-Post Quantity,
                                       Billable Quantity,
                                       Price, Amount Due
----------------------------------------------------------------------------------------------------
   7            Real-time Intra-Zonal  SC, Zone, Bid Id,
                Congestion Inc/Dec     Trading Interval,
                Settlement             Billable Quantity,
                                       Price, Amount Due
----------------------------------------------------------------------------------------------------
   8            Real-time Intra-Zonal  SC, Zone, Trading       Dec Bid        Inc Bid
                Congestion             Interval, Total
                Charge/Refund (Grid    Congestion Management
                Operations Charge)     Settlements for
                                       Trading Interval,
                                       Total MW Scheduled
                                       Energy for Zone, Sum
                                       SC Day-Ahead Scheduled
                                       Energy for Zone
                                       (Billable Quantity),
                                       Price, Amount Due


----------------------------------------------------------------------------------------------------
   9            Day-Ahead Black Start  SC, Trading Interval,   N/A            A/S Sell Bid
                due SC                 Capacity (Billable)
                                       Quantity, Price,
                                       Amount Due
----------------------------------------------------------------------------------------------------
  10            Day-Ahead Black Start  SC, Trading Interval,   A/S Buy Bid    N/A
                due ISO                Capacity (Billable)
                                       Quantity, Price,
                                       Amount Due
----------------------------------------------------------------------------------------------------
  11            Hour-Ahead Black       SC, Trading Interval,   N/A            A/S Sell Bid
                Start due SC           Capacity (Billable)
                                       Quantity, Price,
                                       Amount Due
----------------------------------------------------------------------------------------------------
  12            Hour-Ahead Black       SC, Trading Interval,   A/S Buy Bid    N/A
                Start due ISO          Capacity (Billable)
                                       Quantity, Price,
                                       Amount Due
----------------------------------------------------------------------------------------------------



                                                                                                     BATCH JOB       DATA
 REF      ID       CHARGE NAME                                COMMENTS                               FREQUENCY      WINDOW
 ---     ----   ----------------        --------------------------------------------------------     ---------      ------
WHEELING
--------------------------------------------------------------------------------------------------------------------------
   5            Wheeling Charge                                                                      Daily
                Refund due TO

--------------------------------------------------------------------------------------------------------------------------
EX-POST CAPACITY SETTLEMENT
--------------------------------------------------------------------------------------------------------------------------
   6            Contracted Black                                                                     Daily
                Start due SC



--------------------------------------------------------------------------------------------------------------------------
   7            Real-time Intra-Zonal                                                                Daily
                Congestion Inc/Dec
                Settlement

--------------------------------------------------------------------------------------------------------------------------
   8            Real-time Intra-Zonal                                                                Daily
                Congestion
                Charge/Refund (Grid
                Operations Charge)









--------------------------------------------------------------------------------------------------------------------------
   9            Day-Ahead Black Start   Required in Phase II.                                        Daily
                due SC


--------------------------------------------------------------------------------------------------------------------------
  10            Day-Ahead Black Start   Required in Phase II.                                        Daily
                due ISO


--------------------------------------------------------------------------------------------------------------------------
  11            Hour-Ahead Black        Required in Phase II.                                        Daily
                Start due SC


--------------------------------------------------------------------------------------------------------------------------
  12            Hour-Ahead Black        Required in Phase II.                                        Daily
                Start due ISO
--------------------------------------------------------------------------------------------------------------------------


NOTES:

1. Location = Generation, Load, Control Intertie, Zone Intertie, UDC Intertie

(C) COPYRIGHT 1997 ERNST & YOUNG LLP

                                    Page 12